Exhibit 99.1

Monitronics International Announces Confirmation of Plan of Reorganization

Expects to Emerge from Chapter 11 in Early September With One of the Industry’s Strongest Balance Sheets; Will Be Well Established for Growth and Innovation While Maintaining World Class Customer Service

ENGLEWOOD, Colo. - Aug. 8, 2019 (GLOBE NEWSWIRE) — Monitronics International, Inc. (“Monitronics” or “the Company”), the wholly owned subsidiary of Ascent Capital Group, Inc. (“Ascent”) (OTC: ASCMA, ASCMB), today announced that the United States Bankruptcy Court for the Southern District of Texas has confirmed the joint partial prepackaged plan of reorganization of Monitronics and certain of its domestic subsidiaries (the “Plan”). The confirmation clears the path for Monitronics to emerge from Chapter 11 protection in early September, if not earlier, with significantly less debt and access to new sources of capital that will support continued growth and innovation.

“The Court’s confirmation of our Plan is a key milestone — paving the way for us to emerge from this process as an even stronger service provider, innovator, employer and business partner, with what we believe is the strongest balance sheet in the industry,” said Jeffery Gardner, President and Chief Executive Officer of Monitronics. “We are proud to have served our customers and honored our commitments to our business partners without interruption throughout this process. We are confident we will successfully complete this process in the near term and look forward to a new stage of accelerated, strategic growth as one of the nation’s largest home security and alarm monitoring companies.”

In accordance with the confirmed Plan, Monitronics will eliminate approximately $885 million in debt. Up to approximately $685 million of debt will be converted to equity, including up to approximately $585 million aggregate principal amount of the Company’s 9.125% Senior Notes due 2020 and $100 million of the Company’s term loans. Approximately $822.50 million of the Company’s term loans will be converted into a takeback term loan facility. The Company also expects to receive $177 million in proceeds through an equity rights offering, and an additional $23 million from either Ascent or certain of the Company’s noteholders as discussed below. This cash will be used to, among other things, repay term and revolving loan debt.

Additionally, upon emergence the Company will gain access to $295 million (consisting of a $150 million term loan facility, and a $145 million revolving facility) in exit financing to ensure it can continue to execute on its strategic plan.

Concurrent with the completion of the reorganization of Monitronics under the Plan, subject to certain conditions (including the receipt of the requisite approval of Ascent’s stockholders at a special meeting to be held on Wednesday, August 21, 2019), Ascent anticipates that it will consummate the proposed merger with and into Monitronics (the “Merger”) as disclosed in Ascent’s proxy statement/prospectus, dated July 25, 2019 forming a part of the Registration Statement on Form S-4 filed with the U.S. Securities and Exchange Commission (“SEC”). As a result of the Merger, all assets of Ascent, including up to $23 million in net cash (as defined in the Restructuring Support Agreement entered into by Ascent, Monitronics and certain creditors of Monitronics (as amended, the “Support Agreement”)) (the “Target Cash Amount”), will become assets of Monitronics. If, however, Ascent is expected to hold $20 million or more in net cash, but less than the Target Cash Amount upon consummation of the Plan, the stockholders of Ascent will receive a proportionately lower percentage of shares of Monitronics common stock, and certain of the Company’s noteholders have agreed to contribute the shortfall pursuant to that certain Put Option Agreement, by and among, the Company, Ascent and certain noteholders, dated May

28, 2019 (the “Put Option Agreement”). If Ascent is expected to hold less than $20 million in net cash upon consummation of the Plan, the Merger will not occur, certain noteholders, pursuant to the Put Option Agreement, will contribute the Target Cash Amount and Ascent will be obligated to make a cash contribution to Monitronics in the amount of $3.5 million. Additional information regarding the potential consequences of Ascent not participating in the Merger is set forth in the proxy statement/prospectus, dated July 25, 2019. If the Merger is not approved or completed on the effective date of the Plan, the restructuring of Monitronics will be completed without the participation of Ascent as contemplated by the Support Agreement.

A new Monitronics Board of Directors will be appointed at the time of emergence.

Additional information on the Company’s Plan and emergence from the Chapter 11 process can be found at https://cases.primeclerk.com/monitronics.

Monitronics is represented in this matter by Latham & Watkins LLP, King & Spalding LLP, Hunton Andrews Kurth LLP, Moelis & Company LLC and FTI Consulting Inc. Ascent is represented in this matter by Baker Botts L.L.P. and B. Riley FBR, Inc.

Forward-Looking Statements

This communication includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. Forward-looking statements are statements of future expectations that are based on management’s current expectations and assumptions and involve known and unknown risks and uncertainties and projections of results of operations or of financial condition or forecasts of future events that could cause actual results, performance or events to differ materially from those expressed or implied in these statements. Words such as “could,” “will,” “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” “project,” “budget,” “potential,” “forward” or “continue” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this communication include statements concerning management’s expectations of plans, strategies, objectives, growth and anticipated financial and operational performance, financial prospects; anticipated sources and uses of capital; the transactions contemplated by the Support Agreement, including the Merger of Ascent and Monitronics and the restructuring of Monitronics, including the anticipated timing for the completion of these transactions and their expected benefits, and other matters that are not historical facts. These forward-looking statements involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, the inability to complete the Merger due to the inability to obtain the requisite approvals or to satisfy other conditions to completion of the Merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; risks related to disruption of management’s attention from ongoing business operations due to the Merger, the Chapter 11 cases filed by Monitronics and its domestic subsidiaries (the “Chapter 11 Cases”) or the restructuring; and the effects of future litigation, including litigation relating to the Merger, the Chapter 11 cases or the restructuring. Forward-looking statements can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. These forward-looking statements speak only as of the date of this communication, and Ascent and Monitronics expressly disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in Ascent’s or Monitronics’ expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of Ascent and Monitronics, including the most recently filed Annual Report on Form 10-K for the year ended December 31, 2019 and their most recently filed Quarterly Reports on Form 10-Q for additional information about Ascent and Monitronics and about the risks and uncertainties related to Ascent’s and Monitronics’ respective business which may affect the statements made in this communication.

Additional Information

Nothing in this communication shall constitute a solicitation to buy or an offer to sell any securities of Ascent or Monitronics. Ascent stockholders and other investors are urged to read the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 regarding the Merger and any other relevant documents that have been filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the Merger and the transactions contemplated in connection with the Merger. Copies of Ascent’s and Monitronics’ SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein will also be available, without charge, by directing a request to Monitronics International, Inc., 1990 Wittington Place, Farmers Branch, TX, Telephone: (972) 243-7443, or to Ascent Capital Group, Inc., 5251 DTC Parkway. Suite 1000, Greenwood Village, CO 80111, Telephone: (303) 628-5600.

Participants in the Solicitation

The directors and executive officers of Ascent and Monitronics and other persons may be deemed to be participants in the solicitation of proxies in respect of any proposals relating to the proposed merger of Ascent and Monitronics. Information regarding the directors and executive officers of Ascent is available in Amendment No. 1 to its Annual Report on Form 10-K for the year ended December 31, 2018, which has been filed with the SEC, and certain of its Current Reports on Form 8-K. Information regarding the directors and executive officers of Monitronics is set forth in the proxy statement/prospectus forming a part of the Registration Statement on Form S-4 that has been filed with the SEC regarding the proposed merger and other transactions contemplated by the Support Agreement .  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is available in the proxy materials regarding the foregoing filed with the SEC. Free copies of these documents may be obtained as described in the preceding paragraph.

About Ascent and Monitronics

Ascent Capital Group, Inc. (OTC: ASCMA, ASCMB) is a holding company whose primary subsidiary is Monitronics, one of the largest home security and alarm monitoring companies in the U.S. Headquartered in the Dallas-Fort Worth area, Monitronics secures approximately 900,000 residential and commercial customers through highly responsive, simple security solutions backed by expertly trained professionals. The company has the nation’s largest network of independent authorized dealers — providing products and support to customers in the U.S., Canada and Puerto Rico — as well as direct-to-consumer sales of DIY and professionally installed products. For more information on Ascent, see http://ir.ascentcapitalgroupinc.com.

Investor Contact

Erica Bartsch

Sloane & Company

212-486-9500

ebartsch@sloanepr.com

Media Contact

Sarah Rosselet

FTI Consulting Inc.

312-428-2638

Sarah.Rosselet@fticonsulting.com